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                                                                    EXHIBIT 99.1

                                                                  Execution Copy

                          VOTING AND SUPPORT AGREEMENT

      THIS VOTING AND SUPPORT AGREEMENT (this "AGREEMENT") is made as of October 18, 2005, by and between Hoshizaki America, Inc., a Georgia corporation ("PARENT") and each of the signatories hereto (each, a "SHAREHOLDER").

      WHEREAS, Parent has entered into an Agreement and Plan of Merger, of even date herewith (as the same may be amended or supplemented, the "MERGER AGREEMENT"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement), pursuant to which Parent will directly acquire all of the capital stock of Lancer Corporation (the "COMPANY") through the merger of a designee of Parent to be formed as a corporation under the laws of the State of Texas with and into the Company; and

      WHEREAS, each Shareholder owns capital stock in the Company and desires to enter into this Agreement pursuant to which he, she or it agrees, among other things, to vote all of the Subject Shares (as defined in Section 1(b), below) held by such Shareholder in favor of the transactions contemplated by the Merger Agreement.

      NOW, THEREFORE, in consideration of the foregoing and of the promises, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

      1. Representations and Warranties of Shareholder. Each Shareholder hereby represents and warrants to Parent as of the date hereof, as follows:

            (a) Authority. Such Shareholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder in accordance with its terms. Except as may be required under the HSR Act, federal securities laws or the rules of the National Association of Securities Dealers, Inc., the execution and delivery of this Agreement does not and compliance with the terms hereof will not (i) conflict with, result in any violation of, or constitute (with or without notice or lapse of time or both) a default under, any provision of any material trust agreement, loan or credit agreement, bond, note, mortgage, indenture, lease or other contract or agreement applicable to the Subject Shares held by such Shareholder, (ii) require any filing with, or permit, authorization, consent or approval of, any federal, state or local government or any court, tribunal, administrative agency or commission or other governmental or regulatory authority or agency, domestic or foreign, or (iii) violate any judgment, order, writ, injunction, decree, law, statute, rule or regulation applicable to the Subject Shares held by such Shareholder.

            (b) The Subject Shares. Such Shareholder is the record or beneficial owner of, and has good and marketable title to, the number of shares of Company Common Stock set forth opposite his, her or its name on the signature page hereto (such shares of Company Common Stock, together with any other shares of capital stock of the Company acquired by the Shareholder after the date hereof and during the term of this Agreement, by purchase, exercise of stock options or otherwise, collectively referred to herein as the "SUBJECT Shares"), free and clear of any liens or other encumbrances whatsoever. Such Shareholder does not own, of record or beneficially, any shares of Company Stock other than the Subject Shares held by such Shareholder; and, such Shareholder does not have any voting rights with respect to any shares of Company Stock other than the Subject Shares held by such Shareholder, pursuant to any voting agreement or otherwise. As of the date hereof and for so long as this Agreement remains in effect, except for this Agreement or as otherwise permitted by this Agreement, such Shareholder has full legal power, authority and right to vote all of the Subject Shares held by such Shareholder in favor of the approval and authorization of the Merger, the Merger Agreement and the other transactions contemplated thereby (collectively, the "PROPOSED TRANSACTION") without the consent or approval of, or any other action on the part of, any other person or entity. Without limiting the generality of the foregoing, such Shareholder has not entered into any voting agreement (other than this Agreement) with any person or entity with respect to any of the Subject Shares held by such Shareholder,

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granted any person or entity any proxy (revocable or irrevocable) or other power of attorney with respect to any of the Subject Shares held by such Shareholder, deposited any of the Subject Shares held by such Shareholder in a voting trust or entered into any arrangement or agreement with any person or entity limiting or affecting his, her or its legal power, authority or right to vote the Subject Shares held by such Shareholder on any matter.

      2. Voting of Shares; Proxy.

            (a) Subject to the provisions of Section 2(b) and 10 below, and without in any way limiting any Shareholder's right to vote the Subject Shares held by such Shareholder in his, her or its sole discretion on any other matters that may be submitted to a Shareholder vote, consent or other approval (including by written consent) in a manner that is not inconsistent with such Shareholder's obligations under this Agreement, each Shareholder hereby irrevocably and unconditionally agrees that, until the earlier of (y) the Effective Time or (z) the date on which the Merger Agreement is terminated (the earlier thereof being referred to as the "EXPIRATION DATE"), at any meeting of the shareholders of the Company called to vote upon the Merger, its approval or any rescission or withdrawal of such approval, or at any adjournment thereof, or in any other circumstances upon which a vote, consent or other approval (including written consent) with respect to the Merger and the Merger Agreement is sought, each Shareholder shall vote (or cause to be voted) the Subject Shares held by such Shareholder:

                  (i) in favor of the Merger, the approval and adoption by the Company of the Merger Agreement and approval of the other transactions contemplated by the Merger Agreement; and

                  (ii) against (A) any Acquisition Transaction other than the Proposed Transaction (a "COMPETITIVE PROPOSAL"), (B) any change in the capital structure of the Company and (C) any other action that may reasonably be expected to impede, interfere with, delay, postpone or attempt to discourage the consummation of the transactions contemplated by the Merger Agreement or result in a breach of any of the covenants, representations, warranties or other obligations or agreements of the Company under the Merger Agreement, which would materially and adversely affect the Company or Parent or their respective abilities to consummate the transactions contemplated by the Merger Agreement.

            (b) By executing this Agreement, each Shareholder, in furtherance of the transactions contemplated hereby and by the Merger Agreement, and in order to secure the performance by such Shareholder of his, her or its duties under this Agreement, hereby irrevocably appoints Mark McClanahan, the attorney, agent and proxy for the undersigned and in the name, place and stead of the undersigned, in respect of any of the matters set forth in clauses (i) and (ii) of Section 2 of this Agreement, to vote or, if applicable, to give written consent, in accordance with the provisions of said Section 2 and otherwise act (consistent with the terms of this Agreement) with respect to all the Subject Shares owned by each Shareholder, as set forth on the signature page to this Agreement, which each Shareholder is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of each Shareholder and shall not be terminated by operation of law upon the occurrence of any event, including without limitation, the death or incapacity of any Shareholder. The proxy set forth in this Section 2(b) shall operate to revoke any prior proxy as to the Subject Shares heretofore granted by the undersigned. This proxy shall terminate on the Expiration Date. This proxy has been executed in accordance with Section 2.29(c) of the TBCA.

      3. Covenants of the Shareholder. Each Shareholder covenants and agrees for the benefit of Parent that, until the Expiration Date, he will:

            (a) subject to the provisions of Section 6 hereof, not sell, transfer (including by testamentary succession or otherwise by operation of law), pledge, hypothecate, encumber, assign, tender or otherwise dispose of, or enter into any contract, option or other arrangement or understanding

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with respect to the sale, transfer, pledge, hypothecation, encumbrance, assignment, tender or other disposition of, any of the Subject Shares held by such Shareholder or any right, title or interest therein;

            (b) other than as expressly contemplated by this Agreement, not grant any powers of attorney or proxies or consents in respect of any of the Subject Shares held by such Shareholder, deposit any of the Subject Shares held by such Shareholder into a voting trust, enter into a voting agreement with respect to any of the Subject Shares held by such Shareholder or otherwise restrict his, her or its ability freely to exercise all voting rights with respect to the Subject Shares held by such Shareholder, or commit any other act that could restrict or otherwise affect his, her or its legal power, authority and right to vote the Subject Shares held by such Shareholder; and

            (c) not (i) solicit, initiate or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a Competitive Proposal, (ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to a Competitive Proposal, or (iii) enter into a definitive agreement relating to a Competitive Proposal. Each Shareholder shall immediately cease and cause to be terminated any existing activities, including discussions or negotiations with any parties, conducted heretofore with respect to any of the foregoing and will take reasonable steps to inform his, her or its agents and representatives of the obligations undertaken in this Section 3(c).

      4. Covenants of Parent. Parent covenants and agrees for the benefit of each Shareholder that (a) immediately upon execution of this Agreement, Parent shall enter into the Merger Agreement, and (b) until the Expiration Date, Parent shall use reasonable efforts to take, or cause to be taken, such action, and do, or cause to be done, such things reasonably necessary or advisable to consummate and make effective the transactions contemplated by the Merger Agreement, consistent with the terms and conditions of such agreement; provided however, that nothing in this Section 4 is intended or shall be construed, to limit or in any way restrict Parent's right or ability to exercise any of its rights under the Merger Agreement.

      5. Certain Events. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Stock, or the acquisition of additional shares of Company Stock by each Shareholder, the number of Subject Shares held by such Shareholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Company Stock of the Company issued to or acquired by such Shareholder.

      6. Assignment. Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of or the right and ability to vote the Subject Shares shall pass, whether by operation of law or otherwise, including such Shareholder's successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Shareholder, on the one hand, without the prior written consent of Parent nor by Parent, on the other hand, without the prior written consent of such Shareholder, except that each Shareholder and Parent may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly-owned subsidiary, affiliate or immediate family member of such party, including any trust for the benefit of any immediate family member of such party, or any third party purchaser of the Subject Shares; provided that the transferee expressly agrees to be bound by the provisions hereof. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

      7. General Provisions.

            (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

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            (b) Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 9.8 of the Merger Agreement and to each Shareholder at his, her or its address set forth on the Company's stock ledger (or at such address for a party as shall be specified by like notice).

            (c) Interpretation. When a reference is made in this Agreement to a Section, Annex or Appendix, such reference shall be to a Section of or Annex or Appendix to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include, or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

            (d) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party.

            (e) Entire Agreement; No Third Party Beneficiaries. This Agreement
(i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

            (f) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

      8. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement (including, but not limited to, the provisions of Section 2 of this Agreement) were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance and injunctive relief to prevent any threatened breach of this Agreement. The parties hereto expressly agree that in any action arising from of any breach of this Agreement, the harmed party shall first seek specific performance and injunctive relief to prevent such breach; provided, however, that in the event no specific performance or injunctive relief is available or if such specific performance or injunctive relief is insufficient to remedy such breach, then the harmed party may seek any other remedy to which it is entitled at law or in equity.

      9. Severability. In the event that any provisions of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the fullest extent possible, the original intent of the parties.

      10. Fiduciary Duties. Each Shareholder is signing this Agreement solely in such Shareholder's capacity as an owner of his, her or its respective Subject Shares, and nothing in this Agreement shall prohibit, prevent or preclude such Shareholder from taking or not taking any action in his, her or its capacity as an officer of director of the Company, to the extent permitted by the Merger Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                    PARENT:

                                    HOSHIZAKI AMERICA, INC.

                                    By:  /s/ Youki Suzuki
                                        --------------------------------------

                                        Youki Suzuki

                                        President and Chief Executive Officer

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
SHAREHOLDER                       SUBJECT SHARES
-----------                    ----------------------
                               Shares of Common Stock   Options to Purchase Shares of
                               Held by Shareholder      Common Stock Held by Shareholder

/s/ George F. Schroeder            1,328,633                     37,500
---------------------------
George F. Schroeder

/s/ Alfred A. Schroeder            1,214,126                     37,500
---------------------------
Alfred A. Schroeder

/s/ Harold R. Schmitz                332,000                     10,000
---------------------------
Harold R. Schmitz

/s/ Olivia F. Kirtley                174,200                     25,450
---------------------------
Olivia F. Kirtley

/s/ James F. Gallivan, Jr.           570,780                     10,000
---------------------------
James F. Gallivan, Jr.

/s/ Norborne P. Cole, Jr.              9,180                     20,450
---------------------------
Norborne P. Cole, Jr.

/s/ Richard C. Osborne                14,180                     20,450
---------------------------
Richard C. Osborne

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